PREFERRED INCOME FUND INCORPORATED

Dear Shareholder:

     The bond and preferred securities markets paused for a rest in the first quarter of fiscal 2002, and the Preferred Income Fund reflected the lull. The Fund's total return on net asset value ("NAV") of -0.4% almost "broke even" for the three months ending February 28, 2002. For the trailing twelve months through February, the total return on NAV of 10.6% was considerably more robust.

     The recent steady stream of upbeat economic reports suggests that the economic slump in this country may have hit bottom. So far, the Federal Reserve has held short-term interest rates steady at very low levels, reflecting the tentative nature of a potential business recovery. The Fed also appears to be taking comfort from the lack of visible inflationary pressures (with the possible exception of oil prices).

     Low short-term interest rates hold down the cost of the Fund's leverage, which boosts our net income. This is the same phenomenon that recently allowed the Fund to pay a year-end extra dividend. It is entirely possible that increases in short-term rates in upcoming months could cut into this "surplus income". For the moment, however, income is starting to accumulate again.

     We are working on a possible increase in the Fund's leverage. The Fund's assets have grown over time, but the amount of its leverage has stayed the same. It now appears that we may be able to overcome some of the obstacles that have kept us from adjusting the leverage in the past. One possibility would be to increase the proportion of the Fund's assets represented by leverage to roughly the level where the Fund's sister fund, Preferred Income Opportunity Fund, has operated very successfully for years. Of course, there is no guarantee at this point what may happen.

     Long-term interest rates seem to be anticipating stronger demand for capital as the economy recovers. Long-term Treasury yields edged up just over 1/8% in the first fiscal quarter, which was not enough to make the Fund's hedges "pay off". However, a more dramatic jump in long-term rates so far in March has since put those hedges "in-the-money". The Fund's hedges are a key component of its strategy that is generally expected to result in income increasing when interest rates rise significantly, while being relatively resistant to the impact of significant declines in rates.

     Despite signs of a possible economic recovery, many sectors of the securities markets are still feeling the effects of the binge that the economy enjoyed before its fall. The Enron/Arthur Andersen debacle is the most obvious example. The bottom line is that financial excess is "out", and fiscal conservatism and full disclosure are making a comeback. The adjustment is painful for some, but it is good medicine for the future.

                                              Sincerely,
                                              /S/ SIGNATURE

                                              Robert T. Flaherty
                                              CHAIRMAN OF THE BOARD

March 21, 2002

--------------------------------------------------------------------------------
Preferred Income Fund Incorporated

SUMMARY OF INVESTMENTS
FEBRUARY 28, 2002 (UNAUDITED)
-----------------------------------
                                                                     PERCENT
                                                      VALUE         OF TOTAL
                                                     (000'S)       NET ASSETS
                                                     --------     ------------
ADJUSTABLE RATE PREFERRED SECURITIES
     Utilities .................................    $  6,877            3.5%
     Banking ...................................      28,038           14.1
     Financial Services ........................       1,056            0.5
                                                    --------         ------
         Total Adjustable Rate .................      35,971           18.1
                                                    --------         ------

FIXED RATE PREFERRED SECURITIES
     Utilities .................................      61,340           30.8
     Banking ...................................      34,276           17.2
     Financial Services ........................      28,418           14.3
     Insurance .................................      16,722            8.4
     Oil and Gas ...............................       6,616            3.3
     Miscellaneous Industries ..................       6,385            3.2
                                                    --------         ------
         Total Fixed Rate ......................     153,757           77.2
                                                    --------         ------

INVERSE FLOATING RATE PREFERRED SECURITIES .....      2,123             1.1

TOTAL PREFERRED SECURITIES .....................     191,851           96.4
MONEY MARKET FUNDS .............................       5,050            2.5
PURCHASED PUT OPTIONS ..........................       1,378            0.7
                                                    --------         ------
TOTAL INVESTMENTS ..............................     198,279           99.6
OTHER ASSETS AND LIABILITIES (NET) .............         713            0.4
                                                    --------         ------
     TOTAL NET ASSETS ..........................    $198,992          100.0%
                                                    ========         ======

FINANCIAL DATA
PER SHARE OF COMMON STOCK (UNAUDITED)
-------------------------------------
                                                                     DIVIDEND
                        DIVIDEND     NET ASSET        NYSE         REINVESTMENT
                          PAID         VALUE      CLOSING PRICE      PRICE (1)
                       ----------  ------------   -------------   --------------
DECEMBER 31, 2001 ....  $0.1640       $14.46         $14.70           $14.46
January 31, 2002 .....   0.0820        14.40          15.20            14.77
February 28, 2002 ....   0.0820        14.24          15.50            15.20
--------------------
(1) Whenever the net asset value per share of the Fund's common stock is less than or equal to the market price per share on the payment date, new shares issued will be valued at the higher of net asset value or 95% of the then current market price. Otherwise, the reinvestment shares of common stock will be purchased in the open market.

--------------------------------------------------------------------------------
                                              Preferred Income Fund Incorporated
                                           STATEMENT OF CHANGES IN NET ASSETS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
                               -------------------------------------------------

OPERATIONS:
     Net investment income ........................................................................    $   3,132,570
     Net realized loss on investments sold ........................................................         (975,019)
     Net unrealized depreciation of investments during the period .................................       (2,368,526)
                                                                                                       -------------
         Net decrease in net assets from operations ...............................................         (210,975)

DISTRIBUTIONS:
     Dividends paid from net investment income to  MMP* shareholders ..............................         (486,554)
     Distributions paid from net realized capital gains to MMP* shareholders ......................               --
     Dividends paid from net investment income to Common Stock shareholders (2) ...................       (3,252,060)
     Distributions paid from  net realized  capital gains to Common Stock Shareholders ............               --
                                                                                                       -------------
         Total Distributions ......................................................................       (3,738,614)
                                                                                                       -------------
FUND SHARES TRANSACTIONS:
     Increase from Common Stock Transactions ......................................................          529,722

NET DECREASE IN NET ASSETS: .......................................................................       (3,419,867)
NET ASSETS:

     Beginning of period ..........................................................................      202,412,035
                                                                                                       -------------
     End of period ................................................................................    $ 198,992,168
                                                                                                       =============

                                                         FINANCIAL HIGHLIGHTS(1)
                                THREE MONTHS ENDED FEBRUARY 28, 2002 (UNAUDITED)
                          FOR A COMMON  SHARE OUTSTANDING THROUGHOUT THE PERIOD.
                          ------------------------------------------------------


OPERATING PERFORMANCE:
     Net asset value, beginning of period .........................................................   $        14.62
                                                                                                      --------------
     Net investment income ........................................................................             0.32
     Net realized loss and unrealized depreciation on investments .................................            (0.34)
                                                                                                      --------------
     Net decrease in net asset value resulting from investment operations .........................            (0.02)

DISTRIBUTIONS:
     Dividends paid from net investment income to  MMP* Shareholders ..............................            (0.05)
     Distributions paid from net realized capital gains  to MMP*  Shareholders ....................               --
     Dividends paid from  net investment income to Common Stock Shareholders (2) ..................            (0.33)
     Distributions paid  from  net realized capital gains to Common Stock Shareholders ............               --
     Change in accumulated  undeclared dividends on MMP* ..........................................             0.02
                                                                                                      --------------
     Total distributions ..........................................................................           (0.36)
                                                                                                      --------------
     Net asset value, end of period ...............................................................   $        14.24
                                                                                                      ==============
     Market value, end of period ..................................................................   $        15.50
                                                                                                      ==============
     Common shares outstanding, end of period .....................................................        9,933,387
                                                                                                      ==============
RATIOS TO AVERAGE NET ASSETS AVAILABLE TO COMMON STOCK SHAREHOLDERS:
     Net investment income ........................................................................             8.14%**
     Operating expenses ...........................................................................             1.33%**
--------------------------------------------------------
SUPPLEMENTAL DATA:++
     Portfolio turnover rate fiscal year to date ..................................................                5%
     Net assets, end of period (in 000's) .........................................................    $     198,992
     Ratio of operating expenses to total average net assets including MMP* .......................             0.95%**


(1) These tables summarize the three months ended February 28, 2002 and should be read in conjunction with the Fund's audited financial statements, including footnotes, in its Annual Report dated November 30, 2001.

(2) Includes dividends earned, but not paid out, in prior fiscal year.
*   Money Market Cumulative Preferred(TM)Stock.
**  Annualized.
++  Information presented under Supplemental Data includes MMP*.

                                        3

DIRECTORS
   Martin Brody
   Donald F. Crumrine, CFA
   Robert T. Flaherty, CFA
   David Gale
   Morgan Gust
   Robert F. Wulf, CFA

OFFICERS
   Robert T. Flaherty, CFA
     Chairman of the Board
     and President

   Donald F. Crumrine, CFA
     Vice President
     and Secretary

   Robert M. Ettinger, CFA
     Vice President

   Peter C. Stimes, CFA
     Vice President
     and Treasurer

 INVESTMENT ADVISER
   Flaherty & Crumrine Incorporated
   e-mail: flaherty@fin-mail.com

QUESTIONS CONCERNING YOUR SHARES OF PREFERRED
   INCOME FUND?

   o If your shares are held in a brokerage account, contact your broker.

   o If you have physical possession of your shares in certificate form, contact the Fund's Transfer Agent & Shareholder Servicing Agent --
               PFPC Inc.
               P.O. Box 1376
               Boston, MA  02104
               1-800-331-1710

THIS REPORT IS SENT TO SHAREHOLDERS OF PREFERRED INCOME FUND INCORPORATED FOR THEIR INFORMATION. IT IS NOT A PROSPECTUS, CIRCULAR OR REPRESENTATION INTENDED FOR USE IN THE PURCHASE OR SALE OF SHARES OF THE FUND OR OF ANY SECURITIES MENTIONED IN THIS REPORT.

                               [GRAPHIC OMITTED]
                                 PREFERRED LOGO

                                    QUARTERLY
                                     REPORT

                                FEBRUARY 28, 2002

                        web site: www.preferredincome.com